Manor Investment Funds

3rd Quarter Report
September 30, 2025
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900   800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

September 30, 2025

Dear Fellow Shareholders:

The stock market, as measured by the S&P 500, and other stock indices, continued to move higher during the 3rd Quarter of 2025. Investor concerns about extended valuations and tariff uncertainty were alleviated by continued earnings growth, a positive outlook, and the prospect of Fed interest rate cuts. Yields on fixed income securities were steady, generating positive returns in the bond market.

"Keep Calm and Carry On"

The phrase "Keep Calm and Carry On" is often attributed to Winston Churchill, but it actually originated from a British government motivational poster created in 1939 at the outset of World War II. The poster was intended for distribution in case of severe crisis, such as widespread bombing or invasion, to encourage civilians to remain resilient and continue their daily lives in the face of fear and uncertainty. It is a testament to the stoic British that the poster was not widely used despite the horrific bombing during the Battle of Britain. The posters were discarded after the war, but the slogan was rediscovered in 2000 when a copy was found in a British bookshop.

While the financial markets might not create the same trauma as experienced by those Londoners during the war years, investors are well served by embracing their philosophy, especially when market volatility and uncertainty ramps higher as they have this year. Year-to-date 2025 investors have experienced AI fueled highs, tariff-induced lows, policy pivots, domestic strife, and global uncertainties driven by US trade escalation and Middle East tensions. Despite the uncertainty the S&P 500 index, an unmanaged index comprised of the stock of 500 large companies, rose about 14% during the first nine months, underscoring the rewards of calm, steady investing. Much of that return was generated in the most recent quarter as the S&P 500 surged more than 8%, rewarding investors who avoided overreactions to the early spring chaos, rate cut expectations, and earnings news.

The financial markets began 2025 on a positive note, buoyed by Trump's reelection and AI optimism, but April's "Liberation Day" tariffs sparked a 15% plunge in the S&P 500. Panic ensued as retail outflows hit records and social media amplified doomsday narratives. A study of financial history, however, reinforced the calm approach. For example, after the trade skirmishes of 2018 markets rebounded, generating an annual return of 14% despite dips along the way. This time was no different as investors who maintained diversified holdings, or bought during the pullbacks, recouped their losses. By the close of the second quarter, the S&P 500 had clawed back to new highs, up 10% from the April lows, as tariff fears eased and corporate resilience offset economic uncertainty.

As the third quarter began lower volatility signaled continued investor confidence. The Fed cut interest rates by 0.25%, the first interest rate cuts since 2024, sparking investor euphoria, tempered by sticky inflation data and a cautious Fed statement. As geopolitical conflicts pushed oil prices higher and concerns about an "AI investment bubble" grew investors heeded the mantra to "carry on." They ignored headline noise and focused on fundamentals as US Gross Domestic Product (GDP) growth held at 1.8%, unemployment was steady at 4.1%, and job openings remained plentiful. The positive macro data was reinforced as corporate earnings season progressed. Companies announced strong earnings, with 85% of firms beating expectations, and reaffirmed optimistic expectations. The news reassured investors that the negative impact from tariffs was less than expected and in September the S&P 500 delivered its best monthly performance in 15 years. The quarter ended with a gain of more than 8% in the S&P 500 and positive returns in the bond markets and global equities.

The Manor Fund

The Manor Fund rose 11.89%, net of all fees and expenses, during the quarter ending September 30, 2025, outperforming both the S&P 500 index return of 8.12%, and comparable mutual fund returns of 7.03%. The S&P 500 index is based on 500 selected stocks compiled by the rating organization Standard & Poor's. The return of comparable mutual funds in based on the Lipper Large-Cap Core mutual fund index, an index based on mutual funds investing in large-capitalization stocks with a blend of growth and value. The Fund outperformed both the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index during the year ending September 30, 2025 with a return of 23.52% for the Fund compared to the S&P 500 index return of 17.60% and 16.15% for the Lipper index. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 3-year period with a return of 22.43% for the Fund compared to 25.08% for the S&P 500 index, and 24.43% for the Lipper index. The Fund underperformed the S&P 500 index during the 5-year and 10-year periods with returns of 15.93% and 11.24% for the Fund compared to 16.52% and 15.33% for the index. The Fund outperformed comparable mutual funds during the 5-year but underperformed during the 10-year period with returns of 15.93% and 11.24% for the Fund compared to 15.81% and 14.41% for the Lipper index.. Indexes are unmanaged and it is not possible to invest directly in an index.

During the 3rd Quarter of 2025 the Fund was helped by strong performance from Applovin Corporation, Alphabet, Inc., Cummings Inc., Valero Energy Corporation, and Vertiv Holdings Co. The shares of Applovin, one of the top performers last quarter, rose steadily through much of the quarter. The company reported revenue and earnings that beat expectations, strong year-over-year revenue growth, and raised revenue guidance for the coming quarter. Later in the quarter the shares were added to the S&P 500 index, prompting a double-digit gain on the day of the announcement. The shares of Alphabet, parent company of Google, also rose steadily through much of the quarter. The company reported revenue and earnings that exceeded expectations and double -digit revenue growth. The shares rose again later in the quarter when Google received a favorable ruling in an anti-trust case. The ruling enabled the company to retain their Chrome search engine and continue to be the default search engine on Apple's Safari web browser. The shares of Cummins also rose steadily throughout the quarter. The company reported revenue and earnings that exceeded expectations despite a decline in revenue. The shares of Valero Energy declined early in the quarter but then moved higher after the company announced quarterly results. The company reported revenue and earnings that beat expectations despite a decline in revenue. The shares of Vertiv Holdings rose early in the quarter but then declined when the company reported revenue and earnings that exceeded expectations and strong revenue growth. The shares turned higher later in the quarter as higher capital expenditures by AI development companies generated increased growth opportunities.

Notable laggards during the 3rd Quarter of 2025 include Netflix, Inc., Elevance Health, Inc., Booking Holdings, Inc., Apollo Global Management, and Avery Dennison Corporation. The shares of Netflix, one of the top performers last quarter, declined from all time-highs early in the quarter. The company reported earnings that beat expectations, strong revenue growth, and raised revenue and earnings growth for the coming quarter and fiscal year. Netflix has been a market leader for several years and the pullback reflects a valuation adjustment after a strong run up, rather than investor disappointment regarding recent operating results. The shares of Elevance Health fell sharply early in the quarter when the company announced operating results. The company reported earnings that missed expectations despite double digit revenue growth and reduced

(Continued on page 10)

Performance quoted represents past performance, is no guarantee of future results. Current performance may be lower or higher than stated. Investment return and principal value will vary with market conditions so an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND
Schedule of Investments - September 30, 2025
(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –99.16%		
Consumer Discretionary – 12.79%		
Booking Holdings	79	426,542
D. R. Horton, Inc.	2,085	353,345
Lowes Companies	1,083	272,169
Royal Caribbean	1,208	390,885
		1,442,941
Consumer Staples – 3.26%		
Kroger Company	2,873	193,669
PepsiCo, Inc.	1,241	174,286
		367,955
Energy – 5.60%		
Devon Energy	6,488	227,269
Valero Energy	2,375	404,368
		631,637
Financial – 13.11%		
Apollo Global	2,855	380,486
Charles Schwab Cp	3,445	328,894
JPMorgan Chase	1,583	499,326
PNC Financial	1,341	269,447
		1,478,153
Health Care – 8.92%		
AbbVie, Inc.	1,700	393,618
Cencora, Inc.	1,201	375,348
Elevance Health	732	236,524
		1,005,490
Industrial – 6.65%		
Cummins, Inc.	1,056	446,023
Northrop Grumman	498	303,441
		749,464
Information Technology – 33.77%		
Applied Materials	3,395	695,092
AppLovin Corp.*	1,231	884,523
Microsoft Corp.	1,258	651,581
NetApp, Inc.	1,793	212,399
Nvidia Corp.	2,248	419,432
Palo Alto Netwrks*	1,754	357,150
Vertiv Holdings	3,883	585,789
		3,805,966
Materials – 1.60%		
Avery Dennison	1,113	180,495
		180,495
Communication Services – 11.04%		
Alphabet Inc. Cl A	1,542	374,860
Netflix, Inc.*	438	525,127
Take Two Int Soft *	1,337	345,427
		1,245,414
Real Estate Investment Trust – 2.42%		
Equinix, Inc.	348	272,568
		272,568
TOTAL COMMON STOCKS (Cost $ 4,543,685)		11,180,083
SHORT-TERM INVESTMENTS – 0.84%		
1st Amer. Gov. Fund	95,139	95,139
TOTAL SHORT-TERM INVESTMENTS (Cost $ 95,139)		95,139
TOTAL INVESTMENTS – 100.00% (Cost $ 4,638,824)		11,275,222
Other Assets less Liabilities – Less than 0.10%		2,256
NET ASSETS 100.00%		$11,277,478

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND
Fund and Performance Information - September 30, 2025
(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index



40%
30%
20%
10%
0%
-10%
-20%
-30%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending September 30, 2025

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
3rd Quarter	**11.89 %**	8.12 %	7.03 %
1-Year	**23.52 %**	17.60 %	16.15 %
3-Year Annualized	**22.43 %**	25.08 %	24.43 %
5-Year Annualized	**15.93 %**	16.52 %	15.81 %
10-Year Annualized	**11.24 %**	15.33 %	14.41 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. Operating expenses are 1.25% of total net assets for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
AppLovin Corp.	7.84 %
Applied Materials	6.16 %
Microsoft Corp.	5.78 %
Vertiv Holdings	5.19 %
Netflix, Inc.	4.66 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	33.77 %
Financials	13.11 %
Consumer Disc.	12.79 %
Communication	11.04 %
Health Care	8.92 %

MANOR INVESTMENT FUNDS - GROWTH FUND
Schedule of Investments - September 30, 2025
(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 97.19%		
Consumer Discretionary – 8.54%		
Amazon.com Inc.*	4,542	997,287
Royal Caribbean	1,914	619,332
		1,616,619
Consumer Staples – 1.02%		
Dollar Tree, Inc.*	2,048	193,270
		193,270
Energy – 1.67%		
EOG Resources	2,823	316,515
		316,515
Financial – 8.83%		
Apollo Global	4,922	655,955
Charles Schwab Cp	5,742	548,189
Mastercard, Inc.	821	466,993
		1,671,137
Health Care - 11.33%		
AbbVie, Inc.	2,142	495,959
Eli Lilly & Co.	1,187	905,681
Thermo Fisher	808	391,896
UnitedHealth	1,017	351,170
		2,144,706
Industrial – 6.79%		
United Rentals, Inc.	1,347	1,285,927
		1,285,927

Description	Shares	Market Value
Information Technology – 41.67%		
Apple, Inc.	8,434	2,147,549
AppLovin Corp.*	2,061	1,480,911
Microsoft Corp.	2,043	1,058,172
Nvidia Corp.	3,701	690,533
Palo Alto Netwrks *	3,025	615,951
Qualcomm, Inc.	2,792	464,477
Salesforce.Com	1,755	415,935
Vertiv Holdings	6,670	1,006,236
		7,879,764
Material – 2.01%		
Sherwin Williams	1,097	379,847
		379,847
Communication Services – 15.33%		
Alphabet Inc. Cl A	2,931	712,526
Alphabet Inc. Cl C	2,927	712,871
Netflix, Inc.*	757	907,582
Take Two Int Sftwr*	2,203	569,167
		2,902,146
TOTAL COMMON STOCKS (Cost $6,597,378)		18,389,931
SHORT-TERM INVESTMENTS – 2.81%		
1st Amer. Gov. Fund	532,195	532,195
TOTAL SHORT-TERM INVESTMENTS (Cost $ 532,195)		532,195
TOTAL INVESTMENTS – 100.00% (Cost$ 7,129,573)		18,922,126
Other Assets less Liabilities – Less than 0.10%		3,149
NET ASSETS – 100.00%		18,925,275

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND
Fund and Performance Information - September 30, 2025
(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



45%
35%
25%
15%
5%
-5%
-15%
-25%
-35%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Growth Fund
S&P 500 Index
LC Growth funds

Quarter and Annualized Total Return for Periods Ending September 30, 2025

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
3rd Quarter	**12.93 %**	8.12 %	8.73 %
1-Year	**19.73 %**	17.60 %	22.46 %
3-Year Annualized	**21.28 %**	25.08 %	31.13 %
5-Year Annualized	**15.29 %**	16.52 %	15.05 %
10-Year Annualized	**14.45 %**	15.33 %	16.97 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. Operating expenses are 0.99% of net assets of the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	11.35 %
AppLovin Corp.	7.83 %
United Rentals	6.79 %
Microsoft Corp.	5.59 %
Vertiv Holdings	5.32 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	41.67 %
Communication	15.33 %
Health Care	11.33 %
Financials	8.83 %
Consumer Disc.	8.54 %

MANOR INVESTMENT FUNDS - BOND FUND
Schedule of Investments - September 30, 2025
(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 95.88%		
U.S. Treasury 0.500 % Due 02-28-26	400,000	394,438
U.S. Treasury 1.500 % Due 08-15-26	150,000	147,105
U.S. Treasury 2.875 % Due 05-15-28	100,000	98,121
U.S. Treasury 1.750 % Due 11-15-29	325,000	301,437
U.S. Treasury 0.625 % Due 05-15-30	175,000	152,100
U.S. Treasury 4.125 % Due 11-15-32	650,000	657,490
U.S. Treasury 4.250 % Due 11-15-34	750,000	758,584
TOTAL U.S. GOVERNMENT BONDS (Cost $ 2,513,451)		2,509,275
SHORT-TERM INVESTMENTS – 4.12%		
1st American Treasury Obligation Fund	109,017	109,017
TOTAL SHORT-TERM INVESTMENTS (Cost $ 109,017)		109,017
TOTAL INVESTMENTS – 94.89% (Cost $ 2,622,468)		2,618,292
Other Assets less Liabilities – Net 0.99%		26,076
NET ASSETS - 100.00%		$ 2,644,368

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - September 30, 2025

(Unaudited)

Fund Performance



Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
10%
5%
0%
-5%
-10%
-15%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending September 30, 2025

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
3rd Quarter	**1.26 %**	1.72 %	1.27 %
1-Year	**3.05 %**	2.83 %	3.51 %
3-Year Annualized	**3.66 %**	4.44 %	4.35 %
5-Year Annualized	**-0.40 %**	-0.45 %	0.34 %
10-Year Annualized	**0.73 %**	1.34 %	1.55 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. Operating expenses are 0.95% of total net assets of the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 4.250% Due 11-15-34	28.69 %
US Treasury 4.125% Due 11-15-32	24.86 %
US Treasury 0.500% Due 02-28-26	14.92 %
US Treasury 1.750% Due 11-15-29	11.40 %
US Treasury 0.625% Due 05-15-30	5.75 %

(Continued from page 3)
earnings guidance for the fiscal year. The shares moved higher later in the year, but not enough to offset the earlier decline. The shares of Booking Holdings declined gradually through much of the quarter. The company reported revenue and earnings that beat expectations and strong revenue growth but provided mixed revenue guidance for the coming quarter and fiscal year. The shares of Apollo Global Management traded in a narrow range for much of the quarter but drifted lower towards quarter-end. Apollo's operating results were in line with expectations, but the announcement did not have much of an impact on the stock. The shares of Avery Dennison also traded lower during the quarter. The company reported earnings that exceeded expectations, but anemic revenue growth, prompting lowered earnings guidance. The shares of EOG Resources traded in a narrow range for much of the quarter then traded lower towards quarter-end. The company reported revenue in line with expectations and earnings that beat expectations despite a decline in revenue year-over-year. The shares of Eli Lilly fell sharply early in the quarter when the company reported disappointing results from a Phase 3 trial of its weight loss pill. The results of the study were positive but were not as good as expected relative to competing treatments. Lilly also reported revenue and earnings that exceeded expectations and double-digit year-over-year revenue growth. The stock moved higher on the news, but not enough to offset the earlier decline.

During the quarter we liquidated our entire position in Met Life, Inc. because the stock had declined on our valuation model. We used the proceeds to purchase Charles Schwab, Inc. a leading financial services company serving retail and institutional clients.

The Growth Fund

The Manor Growth Fund rose 12.93%, net of all fees and expenses, during the quarter ended September 30, 2025, outperforming the S&P 500 index return of 8.12% and comparable mutual fund returns of 8.73%. The S&P 500 index is based on 500 selected stocks compiled by the rating organization Standard & Poor's. The return of comparable mutual funds is based on the Lipper Large-Cap Core mutual fund index, an index based on mutual funds investing in large-capitalization growth stocks. The Fund outperformed the S&P 500 index but underperformed comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index during the year ended September 30, 2025 with a return of 19.73% for the Fund, compared to 17.60% for the S&P 500 index, and 22.46% for the Lipper index. The Fund underperformed both the S&P 500 index and the Lipper index during the trailing 3-year period with a return of 21.28% for the Fund, compared to 25.08% for the S&P index, and 31.13% for the Lipper index. The Fund underperformed the S&P 500 index but outperformed the Lipper index during the trailing 5-year period with returns of 15.29% for the Fund compared to 16.52% for the S&P 500 and 15.05% for the Lipper index. The Fund underperformed the S&P 500 index and the Lipper mutual fund index for the trailing 10-year period with returns of 14.45% for the Fund compared to 15.33% for the S&P 500 and 16.97% for the Lipper index. It is not possible to invest directly in an index.

During the 3rd Quarter of 2025, the Fund was helped by strong performance from Applovin Corporation, Apple, Inc., United Rentals, Inc., Alphabet, Inc., and Vertiv Holdings Company. The shares of Applovin, one of the top performers last quarter, rose steadily through much of the quarter. The shares jumped when the company reported revenue and earnings that beat expectations, strong year-over-year revenue growth, and raised revenue guidance for the coming quarter. Later in the quarter the shares were added to the S&P 500 index, prompting a double-digit gain on the day of the announcement. The shares of Apple rose steadily after the company reported operating results. The company reported revenue and earnings that beat expectations and strong revenue growth. Double digit growth on iPhones, Macs, and Services contributed to the results. The shares of United Health rose steadily throughout the quarter, extending a rally that began at the April lows. The company reported earnings that missed expectations but revenue that beat expectations. The company also raised revenue guidance for the fiscal year. The shares of Alphabet, parent company of Google, also rose steadily through much of the quarter. The company reported revenue and earnings that exceeded expectations and double-digit revenue growth. The shares rose again later in the quarter when Google received a favorable ruling in an anti-trust. The ruling enabled the company to retain their Chrome search engine and continue to be the default search engine on Apple's Safari web browser. The shares of Vertiv Holdings rose early in the quarter but then declined after the company reported revenue and earnings that exceeded expectations and strong revenue growth. The shares turned higher later in the quarter as higher capital expenditures by AI development companies generated increased growth opportunities.

Notable laggards during the 3rd Quarter of 2025 include Netflix, Inc., Salesforce,Inc., Apol-

lo Global Management, EOG Resources, Inc., and Eli Lilly & Co. The shares of Netflix, one of the top performers last quarter, declined from all-time highs early in the quarter. The company reported earnings that beat expectations, strong revenue growth, and raised revenue and earnings guidance for the coming quarter and fiscal year. Netflix has been a market leader for several years and the pullback reflects a valuation adjustment after a strong run up, rather than investor disappointment regarding recent operating results. The shares of Salesforce trended lower through much of the quarter. The company reported earnings that beat expectations and revenue in line with expectations. Salesforce reaffirmed revenue and earnings guidance for the coming quarter and raised earnings guidance for the fiscal year. The shares of Apollo Global Management traded in a narrow range for much of the quarter but drifted lower towards quarter-end. Apollo's operating results were in line with expectations, but the announcement did not have much of an impact on the stock. The shares of EOG Resources traded in a narrow range for much of the quarter but then traded lower towards quarter-end. The company reported revenue in line with expectations and earnings that beat expectations despite a decline in revenue year-over-year. The shares of Eli Lilly fell sharply early in the quarter when the company reported disappointing results from a Phase 3 trial of its weight loss pill. The results of the study were positive but were not as good as expected relative to competing treatments. Lilly also reported revenue and earnings that exceeded expectations and double-digit year-over-year revenue growth. The stock moved higher on the news, but not enough to offset the earlier decline.

During the quarter we sold Akami Corporation because the stock had declined on our valuation model, and trimmed our position in Sherwin-Williams to reduce an overweight in the materials sector. We used the proceeds to purchase Charles Schwab, Inc. a leading financial services company serving retail and institutional clients.

The Bond Fund

The Manor Bond Fund rose 1.26%, net of all fees and expenses, during the quarter ending September 30, 2025, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 1.27%, and comparable mutual funds return of 1.72%. The Bloomberg Barclay index is an index of US Treasury securities with maturities less than 10 years. The Lipper Intermediate US Government Index is an index of mutual funds that invest in government and agency securities with maturities less than 10 years. The Fund generated a return of 3.05% during the year ended September 30, 2025, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 3.51%, but outperformed comparable mutual funds as measured by the Lipper Intermediate US Government index return of 2.83%. The Fund generated an annualized return of 3.66% during the 3-year period ending September 30, 2025 underperforming the Bloomberg Barclay Intermediate Treasury index a return of 4.35% and the Lipper index return of 4.44%. The Fund generated an annualized total return of –0.40% for the trailing 5-year period outperforming the Lipper index return of –0.45% but underperforming the Bloomberg Barclay index return of 0.34%. The Fund generated a return of 0.73% during the 10-year period ending September 30, 2025, underperforming the Bloomberg Barclay Intermediate Treasury index returns of 1.55% and the returns of the Lipper index 1.34%. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. Debt securities typically decline in value when interest rates rise. It is not possible to invest directly in an index.

Why We "Carry On"

The resilience of the financial markets through the first nine months of the year, and the impressive performance of the third quarter, set a high bar for investors in the final quarter of 2025. Concerns about stagflation remain despite recent moves by the Fed to lower interest rates. Recent benchmark revisions to the monthly jobs numbers resulted in a reduction of almost one million jobs for the second year in a row, and inflation remains above the Fed's target rate, raising concerns about the pace of further rate cuts. If corporate earnings miss expectations, especially among the high-profile mega-cap names, market volatility could resurface. But the lesson of 2025 remains clear, investor overreaction to the uncertainty early in the year was expensive, but investors who remained calm and carried on with a focus on their long-term goals were rewarded. It is a philosophy that has guided us through the market cycles of the past three decades.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks. The bond market is generally volatile and fixed income investments carry interest rate risk. As interest rates rise, bond market prices usually fall and as interest rates fall, bond prices usually rise. Fixed income securities also carry inflation risk and default risks, which is the possibility that the issues may default completely.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Arbor Court Capital
8000 Town Centre Dr.
Suite 400
Broadview Heights, OH 44147

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.